Exhibit 99.2

Boise Inc.

Quarterly Statistical Information

	2009
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	205,770				205,770
Premium and Specialty UFS Volume (short tons)	97,399				97,399
Market Pulp Volume (short tons)	6,386				6,386
Medium Volume (short tons)	30,120				30,120
Commodity UFS Mill Net Sales Price ($/short ton)	$949				$949
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$1,050				$1,050
Market Pulp Mill Net Sales Price ($/short ton)	$383				$383
Medium Mill Net Sales Price ($/short ton)	$469				$469
Depreciation & Amortization (000)	$21,346				$21,346
Capital Spending (000)	$9,091				$9,091

Packaging
Linerboard Sales Volume (short tons)	109,701				109,701
Segment Linerboard Sales Volume (short tons)	38,202				38,202
Corrugated Containers and Sheets Sales Volume (mmsf)	1,418				1,418
Newsprint Sales Volume (short tons)	60,120				60,120
Linerboard Mill Net Sales Price ($/short ton)	$427				$427
Segment Linerboard Mill Net Sales Price ($/short ton)	$352				$352
Corrugated Containers and Sheets Net Sales Price ($/msf)	$60				$60
Newsprint Mill Net Sales Price ($/short ton)	$588				$588
Depreciation & Amortization (000)	$9,656				$9,656
Capital Spending (000)	$7,403				$7,403

Total Company
EBITDA (000)*	$52,723				$52,723
EBITDA Excluding Special Items (000)*	$58,562				$58,562
Net Covenant Debt (000)*	$949,038				$949,038
Net Income (Loss) Per Share Basic and Diluted	$(0.01)				$(0.01)

*	Reconciliation of net income (loss) (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, and total debt (a GAAP measure) to net debt and net covenant debt are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2008
	Predecessor*	Boise Inc.	Combined	Boise Inc.			Combined
	Jan 1 - Feb 21	Feb 22 - Mar 31	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	164,330	100,138	264,468	223,707	229,964	214,741	932,880
Premium and Specialty UFS Volume (short tons)	71,369	53,932	125,301	126,509	133,679	117,649	503,138
Market Pulp Volume (short tons)	20,524	13,132	33,656	38,328	34,898	14,800	121,682
Medium Volume (short tons)	18,904	14,838	33,742	34,980	34,681	33,418	136,821
Commodity UFS Mill Net Sales Price ($/short ton)	$840	$865	$849	$901	$930	$944	$903
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$933	$936	$935	$966	$997	$1,015	$978
Market Pulp Mill Net Sales Price ($/short ton)	$535	$568	$548	$543	$496	$421	$516
Medium Mill Net Sales Price ($/short ton)	$454	$454	$454	$455	$484	$516	$477
Depreciation & Amortization (000)^	$348	$7,120	$7,468	$18,942	$24,074	$21,525	$72,009
Capital Spending (000)	$5,000	$2,536	$7,536	$11,671	$15,317	$13,232	$47,756

Packaging
Linerboard Sales Volume (short tons)	83,538	30,521	114,059	137,329	137,915	140,169	529,472
Segment Linerboard Sales Volume (short tons)	36,484	11,612	48,096	66,369	61,726	54,195	230,386
Corrugated Containers and Sheets Sales Volume (mmsf)	914	640	1,554	1,562	1,616	1,519	6,251
Newsprint Sales Volume (short tons)	56,358	29,315	85,673	105,175	97,150	94,324	382,322
Linerboard Mill Net Sales Price ($/short ton)	$423	$423	$423	$417	$429	$460	$433
Segment Linerboard Mill Net Sales Price ($/short ton)	$399	$386	$396	$394	$392	$406	$397
Corrugated Containers and Sheets Net Sales Price ($/msf)	$55	$56	$55	$56	$58	$61	$57
Newsprint Mill Net Sales Price ($/short ton)	$494	$512	$500	$544	$594	$643	$571
Depreciation & Amortization (000)^	$53	$5,213	$5,266	$12,995	$6,274	$10,585	$35,120
Capital Spending (000)	$5,173	$7,392	$12,565	$13,066	$7,487	$15,553	$48,671

Total Company
EBITDA (000)**	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813
EBITDA Excluding Special Items (000)**	$24,362	$28,745	$53,107	$40,143	$77,890	$75,984	$247,124
Net Covenant Debt (000)**	N/A	$1,005,739	N/A	$1,026,826	$1,018,072	$1,014,932	N/A
Net Income (Loss) Per Share Basic and Diluted	N/A	$(0.26)	N/A	$(0.23)	$0.06	$(0.20)	N/A

*	This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.
^	See appendix for the detail of the decreased depreciation and amortization costs for the Predecessor for the period January 1 through February 21, 2008.
**	Reconciliation of net income (loss) (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, and total debt (a GAAP measure) to net debt and net covenant debt are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	250,062	258,014	246,687	239,835	994,598
Premium and Specialty UFS Volume (short tons)	129,914	117,109	116,371	116,584	479,978
Market Pulp Volume (short tons)	23,733	33,010	43,904	45,019	145,666
Medium Volume (short tons)	31,782	33,944	33,562	34,872	134,160
Commodity UFS Mill Net Sales Price ($/short ton)	$818	$828	$848	$850	$836
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$901	$915	$935	$940	$922
Market Pulp Mill Net Sales Price ($/short ton)	$516	$535	$544	$547	$538
Medium Mill Net Sales Price ($/short ton)	$423	$422	$432	$464	$435
Depreciation & Amortization (000)^	$16,573	$16,113	$12,027	$248	$44,961
Capital Spending (000)	$25,442	$31,623	$26,821	$19,468	$103,354

Packaging
Linerboard Sales Volume (short tons)	136,752	141,289	146,313	145,952	570,306
Segment Linerboard Sales Volume (short tons)	65,381	58,768	58,778	56,305	239,232
Corrugated Containers and Sheets Sales Volume (mmsf)	1,634	1,653	1,689	1,633	6,609
Newsprint Sales Volume (short tons)	107,076	102,039	97,356	108,172	414,643
Linerboard Mill Net Sales Price ($/short ton)	$396	$403	$412	$438	$413
Segment Linerboard Mill Net Sales Price ($/short ton)**	$375	$379	$385	$407	$387
Corrugated Containers and Sheets Net Sales Price ($/msf)	$51	$51	$53	$55	$53
Newsprint Mill Net Sales Price ($/short ton)	$524	$494	$468	$468	$489
Depreciation & Amortization (000)^	$13,412	$13,891	$10,295	$85	$37,683
Capital Spending (000)	$7,518	$4,072	$10,353	$16,300	$38,243

Total Company EBITDA (000)***	$53,612	$47,877	$74,298	$70,523	$246,310

*	This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.
^	See appendix for the detail of the decreased depreciation and amortization costs for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007.
**	Q4 and YTD segment linerboard mill net sales prices, not adjusted for accrued rebates, would have been $418/short ton and $389/short ton, respectively.
***	Reconciliation of net income (a GAAP measure) to EBITDA is provided as an appendix.

Appendix

Other Financial Measures

(000)

In September 2007, the Predecessor classified the assets in our Paper and Packaging segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets.  The decreased depreciation and amortization costs are listed below for the Predecessor for the period January 1 through February 21, 2008:

	2008
	Predecessor*	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD

Paper	$9,367					$9,367
Packaging	6,919					6,919
Corporate and other	256					256
	$16,542					$16,542

The decreased depreciation and amortization costs are listed below for the Predecessor for the three months ended September 30, 2007 and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD

Paper			$5,418	$16,276	$21,694
Packaging			4,759	14,344	19,103
Corporate and other			224	804	1,028
			$10,401	$31,424	$41,825

EBITDA represents income (loss) before interest (change in fair value of interest rate derivatives, interest expense and interest income), income taxes, depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2009:

	2009
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(916)				$(916)
Interest expense	22,154				22,154
Interest income	(54)				(54)
Change in fair value of interest rate derivatives	132				132
Income tax provision (benefit)	(565)				(565)
Depreciation, amortization, and depletion	31,972				31,972
EBITDA	$52,723				$52,723

The following table reconciles EBITDA to EBITDA excluding special items for the three months ended March 31, 2009:

	2009
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD

EBITDA	$52,723				$52,723
St. Helens restructuring	3,648				3,648
Impact of energy hedges	2,191				2,191
EBITDA excluding special items	$58,562				$58,562

EBITDA represents income (loss) before interest (change in fair value of interest rate derivatives, interest expense and interest income), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income (loss) to EBITDA for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 and for the combined three months ended March 31, 2008, and for the combined year ended December 31, 2008:

	2008
	Predecessor*	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$22,786	$(16,371)	$6,415	$(18,050)	$4,383	$(15,485)	$(22,737)
Interest expense	2	11,435	11,437	26,145	27,484	26,156	91,222
Interest income	(161)	(1,821)	(1,982)	(178)	(153)	(94)	(2,407)
Change in fair value of interest rate derivatives				(510)	306	683	479
Income tax provision (benefit)	563	(3,377)	(2,814)	14	(2,379)	(3,030)	(8,209)
Depreciation, amortization, and depletion	477	12,747	13,224	32,689	31,426	33,126	110,465
EBITDA	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813

The following table reconciles EBITDA to EBITDA excluding special items for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 and for the combined three months ended March 31, 2008, and for the combined year ended December 31, 2008:

	2008
	Predecessor*	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD
EBITDA	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813
Impact of DeRidder outage	732	19,776	20,508				20,508
Inventory revaluation expense		6,560	6,560	3,699			10,259
Impact of energy derivatives	(37)	(204)	(241)	(3,666)	11,341	(26)	7,408
Hurricane losses					5,482		5,482
Gain on changes in supplemental pension plans						(2,914)	(2,914)
St. Helens restructuring						37,568	37,568
EBITDA excluding special items	$24,362	$28,745	$53,107	$40,143	$77,890	$75,984	$247,124

The following table reconciles net income to EBITDA for the Predecessor for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD

Net income	$21,991	$16,535	$50,218	$70,847	$159,591
Interest income	(128)	(157)	(190)	(221)	(696)
Income tax provision (benefit)	978	703	1,301	(216)	2,766
Depreciation, amortization, and depletion	30,771	30,796	22,969	113	84,649
EBITDA	$53,612	$47,877	$74,298	$70,523	$246,310

The following tables reconcile total debt to net debt and net covenant debt by quarter for 2009 and 2008:

	2009
	Q1	Q2	Q3	Q4

Current portion of long-term debt	$7,479
Long-term debt, less current portion	967,340
Notes payable	69,229
Total debt	1,044,048
Less cash and cash equivalents	(27,510)
Net debt	1,016,538
Less notes payable	(69,229)
Other	1,729
Net covenant debt	$949,038

	2008
	Q1	Q2	Q3	Q4

Current portion of long-term debt	$11,000	$12,563	$14,125	$25,822
Long-term debt, less current portion	1,019,700	1,035,388	1,031,075	1,011,628
Note payable to related party	58,793	—	—	—
Notes payable	—	61,655	64,083	66,606
Total debt	1,089,493	1,109,606	1,109,283	1,104,056
Less cash and cash equivalents	(24,961)	(21,125)	(27,128)	(22,518)
Net debt	1,064,532	1,088,481	1,082,155	1,081,538
Less note payable to related party	(58,793)	—	—	—
Less notes payable	—	(61,655)	(64,083)	(66,606)
Net covenant debt	$1,005,739	$1,026,826	$1,018,072	$1,014,932

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.